EXHIBIT 10.13

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A

CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS

MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE

SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT

TO PURCHASE AGREEMENT

This Amendment is made as of September 10, 2013 by and between Mabtech AB, whose registered office is at Augustendalsvägen 19, SE-131 28, Nacka Strand, Sweden, hereinafter referred to as “Seller” or “Mabtech” and Oxford Immunotec Limited, whose registered office is at 94C Milton Park, Abingdon, Oxfordshire OX14 4RY, UK, hereinafter referred to as “Buyer” or “OI”.

WHEREAS:

A.	The parties entered into a Purchase Agreement dated February 6, 2010 (hereinafter referred to as the “Purchase Agreement”).

B.	The parties have agreed to amend certain terms and conditions of the Purchase Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED as follows:

1	Definitions

1.1	The terms defined in the Purchase Agreement shall have the same meaning in this Amendment, unless otherwise expressly agreed in this Amendment.

2	Amendments

2.1

Section 3.1 is hereby amended to read as follows: “In order to assist Seller in its production planning, Buyer shall not later than 3 months prior to each calendar year provide Seller with a written forecast of Buyer’s requirements of the Antibodies for such calendar year, broken down in quarters reasonably distributed over the year. As a minimum purchase obligation, Buyer undertakes to purchase not less than [***] percent ([***]%) of the Antibodies forecasted in any one calendar year period in such annual forecast and Seller undertakes to produce a [***]% surplus of Antibodies over the forecasted amounts in order to meet any sudden increase in the demand. Any failure to purchase the minimum quantities shall entitle Seller to invoice Buyer for the shortfall quantities which invoice shall be paid within 30 days from the date of invoice. In addition to the yearly forecast and with the aim to further facilitate production planning, Buyer shall on a calendar quarter basis provide Seller with an updated forecast for the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

next four calendar quarters delivered 3 month prior to each forecast period and Seller shall use all commercially reasonable efforts to accommodate any updated need of Antibodies”.

2.2	Section 5.1 (Term) is hereby amended to read as follows: “The manufacture, purchase and sale obligations of this Agreement shall be deemed to commence on 1st January 2010 (the “Effective Date”) and shall remain in effect for an initial period of nine (9) years from the Effective Date and shall thereafter continue until terminated by either party in accordance with Section 13.”.

2.3	Section 13.1 is hereby amended such that the word “fifth” is replaced with the word “ninth”.

2.4	Section 6.3 is hereby amended to read as follows: “Seller shall invoice Buyer upon each shipment of Antibodies. Payment shall be made within thirty (30) days from the date of invoice. It is noted that timely payment is of the essence. To that end and without limiting any other remedy available hereunder, should Buyer either be in delay with any payment or repeatedly have failed to make timely payments, then Seller shall have the right at its option to either request payment in advance as a precondition for any further deliveries or to deny delivery of any orders for Antibodies as well as to refuse to accept further orders for Plates ordered under the Manufacturing Agreement and to withhold the Plates ordered.

2.5	Section 7.1 (Delivery, Risk and Title) is hereby to read as follows: “Delivery term shall be Ex Works Seller’s site of manufacture (Incoterms 2010)”.

2.6	The following is hereby added to Schedule 3:

Beginning in 2014, the above pricing shall be subject to the following annual aggregate volume discounts:

Antibody	Volym	Discount	Volym	Discount
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

The foregoing annual aggregate volume discounts shall be calculated at the end of each calendar year and shall apply to all units of the applicable Antibodies purchased by Buyer during such calendar year. Seller shall within thirty (30) days following the end of such calendar year pay Buyer an amount equal to (i) the aggregate amount actually paid by Buyer for the applicable Antibodies during such calendar year less (ii) the aggregate amount that would have been paid by Buyer for such Antibodies had the aggregate volume discount been applied at the time of purchase of such Antibodies.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL

TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.7	Within one hundred and eighty (180) days following the execution of this Amendment, the Parties will negotiate and enter into an Escrow Agreement, whereby a copy of Seller’s manufacturing process protocol for the Antibodies will be deposited with an escrow agent and released to Buyer under certain situations as described therein. In the event of contradiction between the body of this Agreement and the Escrow Agreement, as between the Parties the body of this Agreement shall prevail”.

3	Miscellaneous

3.1	This Amendment shall constitute an integrated part of the Purchase Agreement and all the other provisions not amended in this Amendment shall remain effective.

3.2	This Amendment shall become effective upon its execution by both parties.

This Amendment has been executed in two (2) copies, of which each party has taken one.

MABTECH AB		OXFORD IMMUNOTEC LIMITED

By:	/s/ Kjell Ostrand	By:	/s/ Peter Edwardson
Name:	Kjell Ostrand	Name:	Peter Edwardson
Title:	CFO	Title:	General Manager
Date:	Sept 10, 2013	Date:	10 Sep 2013

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